PIMCO Funds

Supplement Dated February 3, 2017 to the Credit Bond Funds Prospectus

dated July 29, 2016, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Diversified Income Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly managed by Daniel J. Ivascyn, Alfred T. Murata, Eve Tournier and Sonali Pier. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Daniel J. Ivascyn, Alfred T. Murata, Eve Tournier and Sonali Pier. Mr. Ivascyn is Group Chief Investment Officer and a Managing Director of PIMCO. Mr. Murata is a Managing Director of PIMCO. Mses. Tournier and Pier are Executive Vice Presidents of PIMCO. Ms. Tournier has managed the Fund since March 2016. Messrs. Ivascyn and Murata have managed the Fund since May 2016. Ms. Pier has managed the Fund since February 2017.

In addition, effective immediately, disclosure concerning the portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Diversified Income PIMCO Floating Income	Eve Tournier	3/16 3/16

Executive Vice President, PIMCO. Ms. Tournier joined PIMCO in 2008 and is a portfolio manager focusing on corporate bonds and loans. Prior to joining PIMCO, she was a managing director and European head of high yield credit trading with Deutsche Bank, where she spent eight years.

PIMCO Diversified Income PIMCO Floating Income PIMCO Income	Daniel J. Ivascyn	5/16 5/16 3/07*

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

PIMCO Diversified Income PIMCO Floating Income PIMCO Income	Alfred T. Murata	5/16 5/16 3/13

Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

PIMCO Diversified Income	Sonali Pier	2/17

Executive Vice President, PIMCO. Ms. Pier is a portfolio manager focusing on multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has 13 years of investment experience and holds an undergraduate degree in economics from Princeton University.

*	Inception of the Fund.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_020317

PIMCO Funds

Supplement Dated February 3, 2017 to the

Statement of Additional Information dated July 29, 2016, as supplemented (the “SAI”)

Disclosure Related to the PIMCO Diversified Income Fund (the “Fund”)

Effective immediately, the Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata, Eve Tournier and Sonali Pier.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI, and the following information is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Pier[34]
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	1	$105.16	0	$0.00
Other Accounts	0	$0.00	0	$0.00

[34]	Effective February 3, 2017, Ms. Pier co-manages the PIMCO Diversified Income Fund ($2,727.7 million).

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective February 3, 2017, the PIMCO Diversified Income Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata, Eve Tournier and Sonali Pier. Information pertaining to accounts managed by Ms. Pier is as of December 31, 2016.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Pier[9]	PIMCO Diversified Income	None

[9]	Effective February 3, 2017, Ms. Pier co-manages the PIMCO Diversified Income Fund. Information for Ms. Pier is as of December 31, 2016.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_020317